MANNING & NAPIER FUND, INC.

Supplement dated May 15, 2014 to the Summary Prospectuses dated March 1, 2014 for the following Series and Classes (the “Summary Prospectuses”):

Pro-Blend Conservative Term Series – Class S

Pro-Blend Moderate Term Series – Class S

Pro-Blend Extended Term Series – Class S

Pro-Blend Maximum Term Series – Class S

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and should be read in conjunction with the Summary Prospectuses.

This supplement addresses upcoming enhancements expected to be made to the above Series of the Manning & Napier Fund, Inc.

Effective on or about July 14, 2014, the principal investment strategies of each Series will change to permit the writing (selling) of options on securities and the allocation of a portion of a Series’ assets to a quantitative managed futures strategy, pursuant to which a Series may buy and sell various fixed income, equity, currency and commodity futures contracts.

The Series’ investments in options and futures will be subject to the risks associated with the underlying asset classes thereof, including commodities risk, as well as the risks associated with derivative investments, including liquidity risk, leverage risk and correlation risk. Liquidity risk is described in the Summary Prospectuses. Leverage risk is the risk that a derivative transaction could increase a Series’ exposure to the market and magnify potential losses, while correlation risk is the risk that changes in the value of a derivative may not correlate perfectly with its underlying asset.

More information will be available in the Summary Prospectuses and the Series’ prospectus, as will be revised to reflect these enhancements.

In addition to the foregoing, the last sentence of the legend on the first page of each Summary Prospectus is hereby deleted and replaced by the following:

The prospectus of the Class S Shares of the Series dated March 1, 2014, as supplemented May 15, 2014, and the statement of additional information dated March 1, 2014 are each incorporated by reference into this Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Summary Supp 05/2014